SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 3, 2004
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21969                  23-2725311
(State or other jurisdiction (Commission File No.)  (IRS Employer Identification
     of incorporation)                                          No.)

                1201 Winterson Road, Linthicum, Maryland 21090
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500



                                 Not applicable
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2



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                                TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition
-------------------------------------------------------
SIGNATURES
-----------
EXHIBIT INDEX
-------------
EX-99.1 Text of Press Release
-----------------------------

     The information in this Report,  including the exhibit,  is furnished under
     Item 12 of Form 8-K and, pursuant to General Instruction B.6 thereunder, is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 3, 2004, CIENA Corporation issued a press release announcing its preliminary financial results for the fiscal quarter ended July 31, 2004. The text of the press release is furnished as Exhibit 99.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits -- The following exhibit is furnished as part of this Report:

     Exhibit 99.1 -- Text of Press Release issued by CIENA Corporation, dated August 3, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                            CIENA CORPORATION

Dated: August 3, 2004       By: /s/ Russell B. Stevenson, Jr.
                            ---------------------------------------
                            Senior Vice President, General Counsel
                            and Secretary